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This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS Securities
North America Inc., PNC Capital Markets, Inc. or Wachovia Capital Markets, LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

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MLMT 2005-CIP1                STRUCTURAL TERM SHEET                     8/9/2005

                     MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

MLMT 2005-CIP1

A-SB SCHEDULE (MODIFIED AFTER RED V2)

  0     8/1/2005   108,000,000.00
  1    9/12/2005   108,000,000.00
  2   10/12/2005   108,000,000.00
  3   11/12/2005   108,000,000.00
  4   12/12/2005   108,000,000.00
  5    1/12/2006   108,000,000.00
  6    2/12/2006   108,000,000.00
  7    3/12/2006   108,000,000.00
  8    4/12/2006   108,000,000.00
  9    5/12/2006   108,000,000.00
 10    6/12/2006   108,000,000.00
 11    7/12/2006   108,000,000.00
 12    8/12/2006   108,000,000.00
 13    9/12/2006   108,000,000.00
 14   10/12/2006   108,000,000.00
 15   11/12/2006   108,000,000.00
 16   12/12/2006   108,000,000.00
 17    1/12/2007   108,000,000.00
 18    2/12/2007   108,000,000.00
 19    3/12/2007   108,000,000.00
 20    4/12/2007   108,000,000.00
 21    5/12/2007   108,000,000.00
 22    6/12/2007   108,000,000.00
 23    7/12/2007   108,000,000.00
 24    8/12/2007   108,000,000.00
 25    9/12/2007   108,000,000.00
 26   10/12/2007   108,000,000.00
 27   11/12/2007   108,000,000.00
 28   12/12/2007   108,000,000.00
 29    1/12/2008   108,000,000.00
 30    2/12/2008   108,000,000.00
 31    3/12/2008   108,000,000.00
 32    4/12/2008   108,000,000.00
 33    5/12/2008   108,000,000.00
 34    6/12/2008   108,000,000.00
 35    7/12/2008   108,000,000.00
 36    8/12/2008   108,000,000.00
 37    9/12/2008   108,000,000.00
 38   10/12/2008   108,000,000.00
 39   11/12/2008   108,000,000.00
 40   12/12/2008   108,000,000.00
 41    1/12/2009   108,000,000.00
 42    2/12/2009   108,000,000.00
 43    3/12/2009   108,000,000.00
 44    4/12/2009   108,000,000.00
 45    5/12/2009   108,000,000.00
 46    6/12/2009   108,000,000.00
 47    7/12/2009   108,000,000.00
 48    8/12/2009   108,000,000.00
 49    9/12/2009   108,000,000.00
 50   10/12/2009   108,000,000.00
 51   11/12/2009   108,000,000.00

 52   12/12/2009   108,000,000.00
 53    1/12/2010   108,000,000.00
 54    2/12/2010   108,000,000.00
 55    3/12/2010   108,000,000.00
 56    4/12/2010   108,000,000.00
 57    5/12/2010   108,000,000.00
 58    6/12/2010   108,000,000.00
 59    7/12/2010   108,000,000.00
 60    8/12/2010   107,930,706.68
 61    9/12/2010   106,336,818.75
 62   10/12/2010   104,563,922.60
 63   11/12/2010   102,954,254.71
 64   12/12/2010   101,166,015.75
 65    1/12/2011    99,540,421.40
 66    2/12/2011    97,907,209.02
 67    3/12/2011    95,755,548.02
 68    4/12/2011    94,104,588.19
 69    5/12/2011    92,276,201.18
 70    6/12/2011    90,608,931.51
 71    7/12/2011    88,764,686.49
 72    8/12/2011    87,080,955.56
 73    9/12/2011    85,389,332.92
 74   10/12/2011    83,521,409.58
 75   11/12/2011    81,813,099.59
 76   12/12/2011    79,928,951.18
 77    1/12/2012    78,203,798.90
 78    2/12/2012    76,470,559.91
 79    3/12/2012    74,395,150.03
 80    4/12/2012    72,644,051.32
 81    5/12/2012    65,554,640.28
 82    6/12/2012    63,793,317.06
 83    7/12/2012    62,031,993.84
 84    8/12/2012    60,480,004.63
 85    9/12/2012    58,693,015.75
 86   10/12/2012    56,733,399.79
 87   11/12/2012    54,928,844.69
 88   12/12/2012    52,952,149.11
 89    1/12/2013    51,129,864.65
 90    2/12/2013    49,299,037.01
 91    3/12/2013    46,971,138.12
 92    4/12/2013    45,120,804.90
 93    5/12/2013    43,099,599.29
 94    6/12/2013    41,231,111.51
 95    7/12/2013    39,192,254.23
 96    8/12/2013    37,305,443.26
 97    9/12/2013    35,409,785.22
 98   10/12/2013    33,344,510.32
 99   11/12/2013    31,430,276.73
100   12/12/2013    29,346,940.83
101    1/12/2014    27,413,959.15
102    2/12/2014    25,471,912.95
103    3/12/2014    23,043,085.48
104    4/12/2014    21,080,534.54
105    5/12/2014    18,950,219.65
106    6/12/2014    16,968,471.71
107    7/12/2014    14,819,491.56
108    8/12/2014    12,818,368.26
109    9/12/2014    10,807,859.44
110   10/12/2014     8,630,915.08
111   11/12/2014     6,600,763.69
112   12/12/2014     4,404,720.84
113    1/12/2015               --
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